Exhibit 10.25.10
STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID

AMERIGROUP FLORIDA, INC.	Medicaid HMO Contract
AHCA CONTRACT NO. FA523
AMENDMENT NO. 10
     THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:
1.	Attachment I, section 90.0, Payment and Authorized Enrollment Levels, is hereby deleted in its entirety and replaced with the following:
90.0	PAYMENT AND AUTHORIZED ENROLLMENT LEVELS
a.	The Agency assigns the Plan an authorized maximum enrollment level for each operational county, and the Agency shall pay the Plan capitation payments for each Agency operational area, in accordance with the following table. The Agency shall pay the Plan capitation payments based on the Agency operational area (or rate zone) age group, gender and authorized services, in accordance with Attachment VIII-A.

b.	The authorized maximum enrollment level is in effect as of July 1, 2005, or upon Contract execution, whichever is later. The Agency must approve in writing any increase in the Plan’s maximum enrollment level for each operational county. Such approval shall not be unreasonably withheld, and shall be based on the Plan’s satisfactory performance of terms of the Contract and approval of the Plan’s administrative and service resources, as specified in this Contract, in support of each enrollment level.

c.	Table 1 provides the Plan’s Contract enrollment levels.

d.	Table 2 provides the authorized areas of operation and respective capitation rates, which are located in Attachment VIII-A.
Table 1
Enrollment Levels

County	Maximum Enrollment Level
BREVARD	8,000
BROWARD	14,000
DADE	25,000
HILLSBOROUGH	40,000
LEE	18,000
MANATEE	3,500
ORANGE	30,000
OSCEOLA	8,500
PALM BEACH	12,000
PASCO	15,000
PINELLAS	25,000
POLK	30,000
SARASOTA	8,000
SEMINOLE	8,000
AHCA Contract No. FA523, Amendment No. 10, Page 1 of 3

AMERIGROUP FLORIDA, INC.	Medicaid HMO Contract
Table 2
Capitation Rates
(i)	General Capitation Rates plus Mental Health Rates (Attachment VIII-A, Table 4):
Area 5 Counties:

County	Provider Number
Pasco	015005304
Pinellas	015005305
Area 6 Counties:

County	Provider Number
Hillsborough	015005300
Polk	015005307
Manatee	015005318
Area 7 Counties:

County	Provider Number
Orange	015005308
Seminole	015005313
Osceola	015005314
Brevard	015005336
Area 8 Counties:

County	Provider Number
Lee	015005302
Sarasota	015005306
Area 9 Counties:

County	Provider Number
Palm Beach	015005310
Area 10 Counties:

County	Provider Number
Broward	015005311
Area 11 Counties:

County	Provider Number
Dade	015005312
e.	For Plans participating in the frail/elderly program, the community rate shall be paid for all members in each eligibility category except for those SSI members determined by the Comprehensive Assessment and Review for Long Term Care (CARES) Unit to be at risk of nursing home institutionalization. Evidence of such assessments shall be provided to the
AHCA Contract No. FA523, Amendment No. 10, Page 2 of 3

AMERIGROUP FLORIDA, INC.	Medicaid HMO Contract
Agency by the Plan prior to authorization by the Agency of payment of the institutional rates. Payment of institutional rates for any eligible enrollee shall continue only so long as the enrollee meets the level of care requirements for institutionalization, otherwise, the community capitation rate applies.

f.	Notwithstanding the payment amounts which may be computed with the rate table outlined in Attachment VIII-A, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $680,379,083.00 expressed on page seven (7) of this Contract.
2.	Attachment VIII, Estimated 2005-2006 Rates; Not for use unless approved by CMS, is hereby deleted in its entirety and replaced with Attachment VIII-A, 2005/2006 Medicaid HMO Capitation Rates.

3.	This Amendment shall have an effective date of March 1, 2006, or the date on which both parties execute the Amendment, whichever is later.
          All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.
          All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.
          This Amendment, and all its attachments, are hereby made part of the Contract.
          This Amendment can not be executed unless all previous Amendments to this Contract have been fully executed.
          IN WITNESS WHEREOF, the parties hereto have caused this 6 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED	SIGNED
BY: /s/ Don Gilmore	BY: /s/ Alan Levine

NAME: Don Gilmore	NAME: Alan Levine

TITLE: CEO	TITLE: Secretary

DATE: 2-20-06	DATE: 2-27-06
List of attachments included as part of this Amendment:

Specify Type	Number	Description

Attachment	VIII-A	2005/2006 HMO Rates (3 pages)
AHCA Contract No. FA523, Amendment No. 10, Page 3 of 3

ATTACHMENT VIII-A
2005/2006 MEDICAID HMO CAPITATION RATES
By Area, Age and Eligibility Category
Effective from July 1, 2005 thru June 30, 2006
             TABLE 1

General Rates:																	Effect from July 1, 05-Dec. 31, 05			Effect from Jan. 1, 06 - June 30, 06
					TANF							SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	BTHMO+2MC	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MC	3MO-11MO	AGE (1-5)	AGE(6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE(65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.86	169.63	82.99	52.46	116.16	58.88	223.51	144.11	299.66	8,379.19	1,456.16	373.32	192.70	211.00	636.93	598.54	359.76	314.95	219.52	213.89	77.80	67.94
02	856.85	169.63	82.99	52.46	116.16	58.88	223.51	144.11	299.66	8,379.19	1,456.16	373.32	192.70	211.00	636.93	598.84	359.76	314.85	219.52	213.89	77.80	67.94
03	956.50	190.36	93.47	59.66	130.82	66.71	252.75	163.57	340.95	8,796.55	1,536.62	394.23	205.64	225.15	679.21	639.39	347.95	292.11	203.81	229.06	75.70	66.16
04	877.98	175.54	86.37	56.47	120.97	62.05	234.40	152.22	317.36	8,571.65	1,495.56	363.99	199.57	218.39	659.82	620.93	333.59	294.49	205.57	207.10	77.20	67.39
05	919.97	183.42	90.13	57.68	126.15	64.46	244.02	158.18	328.69	9,248.01	1,615.40	414.34	216.54	236.27	713.54	671.66	327.78	311.44	217.30	209.72	74.11	64.73
06	839.69	168.12	82.82	53.24	115.99	58.58	224.94	146.07	306.02	8,536.48	1,494.27	383.80	201.12	219.94	663.51	624.96	318.14	263.93	198.16	200.02	66.93	60.15
07	894.04	178.56	87.80	58.33	122.97	63.04	238.18	154.51	322.34	8,976.51	1,573.97	404.61	212.74	232.25	701.12	661.11	306.90	264.61	198.64	199.32	72.42	63.28
08	765.52	156.85	77.12	49.44	107.84	56.29	209.14	136.62	282.90	8,247.93	1,440.20	369.54	192.51	211.13	636.41	599.00	306.59	265.63	201.43	185.30	69.18	60.36
09	850.65	169.56	83.32	53.28	116.63	59.62	225.69	148.30	304.86	8,123.67	1,599.06	410.92	216.11	235.92	711.70	670.95	286.69	317.25	221.58	179.44	76.11	66.48
10	864.17	170.66	84.11	54.07	117.82	60.56	228.53	148.48	309.60	11,134.67	1,955.16	602.14	254.85	289.16	873.08	823.33	316.19	341.03	235.55	205.90	81.99	71.69
11	1,110.67	220.94	108.54	69.06	151.73	77.37	293.07	189.70	396.11	12,135.43	2,122.04	545.24	284.82	311.87	940.59	885.79	450.68	420.85	294.28	269.25	112.55	95.31
             TABLE 2

General + Transportation Rates:																	Effect from July 1, 05 - Dec. 31, 05			Effect from Jan. 1, 06 - June 30, 06

	TANF											SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2M0	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	THMO+2MO	3MO-11MO	AGE (1-6)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	859.90	170.76	83.89	53.10	117.81	59.91	226.17	145.81	302.65	8,391.86	1,468.01	360.72	194.81	214.64	651.77	609.36	374.05	331.44	226.36	228.18	94.29	74.78
02	859.90	170.76	83.89	53.10	117.81	59.91	226.17	145.61	302.65	8,391.86	1,468.01	360.72	194.81	214.64	651.77	609.36	374.05	331.44	226.36	228.18	94.29	74.78
03	959.98	191.56	94.50	60.41	132.70	67.68	255.60	165.52	344.37	8,811.57	1,550.92	403.17	208.19	229.78	697.16	652.10	358.59	316.61	213.61	239.70	99.10	75.86
04	880.32	176.41	87.06	55.97	122.24	62.84	236.46	153.53	319.66	8,558.73	1,511.34	393.66	202.38	223.50	679.81	634.95	340.18	317.93	215.29	213.69	100.94	77.11
05	922.10	184.21	90.75	58.14	127.30	66.18	245.89	159.37	331.78	8,257.23	1,624.00	419.72	218.07	239.06	724.34	679.53	333.32	325.59	223.17	216.28	86.26	70.60
06	842.31	169.02	83.53	53.76	117.30	60.38	227.06	147.42	307.40	8,546.66	1,504.05	389.72	202.87	223.11	675.78	633.85	322.90	298.45	204.18	204.78	83.45	66.17
07	896.76	179.20	88.31	56.70	123.90	63.62	239.68	155.47	324.02	8,987.84	1,584.55	411.12	214.63	235.67	714.39	670.51	314.35	301.66	205.65	204.77	89.57	70.37
08	786.64	158.01	78.04	50.11	109.62	66.34	211.86	137.36	285.97	8,269.67	1,451.18	376.39	194.48	214.68	650.16	608.74	316.39	304.12	207.55	195.10	84.67	86.75
09	853.54	170.64	84.16	53.90	118.15	60.59	228.21	147.91	307.69	9,136.00	1,610.56	416.13	216.16	239.64	726.15	681.19	293.10	336.49	229.56	183.85	95.35	74.46
10	856.36	171.67	84.76	54.54	119.01	61.30	230.45	149.70	311.95	11,151.24	1,670.64	511.81	267.61	294.16	892.47	837.08	322.46	363.21	247.75	212.17	104.17	80.79
11	1,112.08	221.47	108.96	69.38	152.49	77.84	294.30	190.48	396.50	12,145.44	2,131.36	551.08	286.49	314.69	962.30	894.10	455.34	433.98	299.72	273.91	125.86	103.75
             TABLE 3

General + Dental Rates:																Effect from July 1, 05 - Dec. 31, 05				Effect from Jan. 1, 06-June 30, 06
	TANF											SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2M0	3MO-11MO	AGE (1-6)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.85	169.64	85.68	57.82	122.00	63.64	224.53	144.95	300.28	8,379.19	1,456.20	375.81	196.65	214.57	638.22	599.71	359.86	315.91	219.89	213.99	78.76	66.31
02	856.85	169.64	86.68	57.82	122.00	63.64	224.53	144.95	300.28	8,379.19	1,456.20	375.81	196.65	214.57	638.22	599.71	359.86	315.91	219.89	213.99	78.76	66.31
03	956.50	190.37	96.77	66.24	137.98	72.54	258.08	166.32	342.99	8,796.55	1,536.66	397.67	211.11	230.10	681.91	641.21	349.31	294.26	204.63	230.42	77.85	66.98
04	877.98	175.55	88.68	60.09	125.99	66.14	237.63	164.89	319.33	8,571.85	1,495.60	366.54	203.61	222.05	662.50	622.74	334.80	286.81	206.45	208.31	79.52	68.27
05	919.98	183.44	93.94	66.28	134.42	71.19	254.18	166.58	335.91	8,248.01	1,615.44	419.19	224.23	243.23	718.05	675.60	332.66	317.69	219.69	214.62	80.36	67.12
06	839.89	168.13	85.94	59.43	122.74	85.05	231.04	151.11	308.75	8,636.48	1,494.30	387.15	206.75	225.03	666.52	628.34	320.73	288.82	200.03	202.61	73.82	62.02
07	894.04	178.57	90.51	61.74	128.65	67.53	243.93	159.26	325.86	8,976.51	1,574.00	407.86	218.05	237.05	704.74	663.55	310.08	287.80	159.80	200.50	73.71	64.52
08	785.52	156.86	79.85	54.89	113.87	60.13	214.88	140.36	286.42	8,247.93	1,440.22	372.40	197.06	215.24	641.03	602.12	309.05	292.56	202.94	187.76	73.11	61.87
09	850.66	169.68	86.88	60.40	124.36	65.93	229.41	149.37	307.13	9,123.67	1,599.08	414.10	221.16	240.49	714.60	672.91	269.96	319.90	222.59	180.71	78.76	67.49
10	854.17	170.87	87.29	60.49	124.73	66.19	231.56	150.99	311.65	11,134.67	1,955.21	606.08	271.11	294.81	876.08	826.36	317.65	344.02	239.70	207.36	64.98	72.74
11	1,110.68	220.96	112.49	76.98	180.31	64.36	296.12	192.22	396.87	12,136.43	2,122.07	649.62	291.76	315.16	943.63	887.86	462.12	423.86	295.43	270.59	115.56	99.46
AHCA Contract No. FA523, Attachment VIII-A, Page 1 of 3

          TABLE 4

General + Mental Health Rates:
																	Effect from July 1, 05 - Dec. 31, 05			Effect from Jan. 1, 06 - June 30, 06
	TANF											SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.86	169.64	84.58	64.23	128.68	71.38	227.66	148.26	303.38	5,379.21	1,456.20	384.40	263,28	284.40	732.06	631.82	367.49	331.54	236.11	221.62	94.39	84.63
02	856.87	169.66	85.36	69.26	128.93	71.65	226.66	147.16	302.78	8,379.20	1,466.19	388.93	276.27	264.36	690.26	621.15	360.78	328.39	232.86	234.92	91.24	61.38
03	956.61	190.37	94.52	67.12	136.49	72.38	254.10	164.92	342.33	6,796.66	1,536.63	401.17	243.67	248.87	702.91	649.30	368.64	299.65	211.36	237.65	83.24	73.70
04	877.99	176.66	87.58	63.92	127.38	68.47	236.93	153.75	318.93	8,571.86	1,495.69	394.00	254.46	252.62	694.02	836.24	342.17	311.98	223.04	215.68	94.67	84.86
05	919.98	183.43	91.16	64.87	131.62	69.93	246.33	159.49	331.03	9,248.02	1,615,41	420.86	262.27	266.55	735.60	681.19	332.63	321.24	227.10	214.69	83.91	74.53
06	839.91	168.14	84.80	87.94	131.69	76.16	230.12	161.25	309,66	8,536.50	1,494.29	383.28	262.76	264.04	746.69	853.76	319.38	288.23	202.46	201.26	73.23	84.45
07	894.06	178.67	89.54	68.84	132.32	72.39	240.41	166.74	324.62	8,976.52	1,673.98	414.04	264.97	264.82	733.66	874.72	312.76	296.22	210.26	203.20	84.13	74.97
08	765.63	166.88	76.13	66.61	113.39	60.74	210.44	136.92	284.23	8,247.94	1,440.21	376.25	229.28	234.06	669.32	608.69	313.20	297.40	210.20	191.91	77.96	69.13
09	860.66	169.67	84.46	61.30	122.72	66.71	227.14	147.76	306.35	9,123.68	1,599.07	417.49	252.14	268.39	734.16	680.34	292.37	328.87	233.20	183.12	67.73	78.10
10	864.19	170.66	86.07	67.92	128.34	71.08	231.04	160.99	312.37	11,134.68	1,966.19	610.19	308.82	316.67	900.47	834.79	319.50	346.90	244.42	209.21	87.86	77.46
11	1,110.68	220.95	110.34	81.84	161.42	87.06	295.39	192.02	397.48	12,136.44	2,122.05	664.29	334.42	342.80	971.48	898.72	457.65	426.65	300.08	276.22	118.36	104.11
          TABLE 5

General + Mental Health + Dental Rates:
																	Effect from July 1, 05 - Dec. 31, 05			Effect from Jan. 1, 06 - June 30, 06
	TANF											SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.86	169.86	87.27	69.60	134.50	76.14	228.68	149.10	304.00	8,379.21	1,456.22	386.89	267.23	287.97	733.35	632.69	367.59	332.50	236.48	221.72	95.35	64.90
02	656.87	169.88	88.05	74.82	134.77	76.41	227.58	148.00	303.40	8,379.20	1,466.21	391.42	282.22	267.93	691.54	622.02	380.89	329.36	233.33	235.02	92.20	81.75
03	956.51	190.36	87.82	73.70	143.85	73.21	267.43	167.67	344.37	8,796.58	1,536.66	404.61	249.14	253.82	705.81	651.12	367.90	301.60	212.17	239.01	86.39	74.52
04	677.99	175.56	89.67	68.54	132.41	72.56	239.16	166.42	320.90	8,671.86	1,495.61	396.55	258.50	266.28	686.70	637.05	343.38	314.26	223.92	216.69	96.99	85.74
05	919.99	183.45	94.96	72.47	139.89	78.66	256.49	187.69	337.26	9,248.02	1,615.46	426.71	259.96	265.51	741.31	884.91	337.63	327.49	229.49	219.49	90.18	76.92
06	839.91	168.15	87.92	74.13	136.34	80.65	236.22	166.29	313.39	8,536.60	1,494.32	396.83	268.38	289.13	751.60	667.14	321.97	293.12	204.33	203.66	76.12	66.32
07	894.05	176.68	92.25	74.05	136.20	77.18	246.16	161.49	326.14	8,976.52	1,674.01	417.39	270.26	269.62	737.28	677.16	313.96	299.51	211.61	204.38	87.42	76.23
08	785.53	156.67	80.66	82.06	119.32	65.68	216.18	141.66	287.76	6,247.94	1,440.23	379.11	233.83	238.17	663.94	611.71	315.68	301.33	211.71	194.37	81.86	70.64
09	850.67	169.69	88.02	68.42	130.47	72.02	230.86	160.62	306.62	9,123.68	1,599.09	420.87	257.19	262.96	737.05	682.30	293.64	331.52	234.21	184.39	90.36	79.11
10	854.19	170.89	89.25	74.28	135.25	76.71	234.07	163.50	314.22	11,134.68	1,956.22	514.10	315.08	322.23	903.47	838.82	320.96	349.89	246.57	210.67	90.86	78.61
11	1,110.69	220.97	114.29	89.72	170.00	94.05	296.44	184.64	399.34	12,135.44	2,122.08	558.67	341.36	349.08	974.53	900.78	459.09	429.56	301.23	277.66	121.36	105.26
          TABLE 6

General + Mental Health + Transportation Rates:
																	Effect from July 1, 06 - Dec. 31, 06			Effect from Jan. 1, 06 - June, 30, 06
	TANF											SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (66+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	859.91	170.77	85.48	64.88	130.31	72.41	230.32	149.96	306.37	6,391.68	1,468.03	391.80	265.39	268.24	746.90	642.34	381.78	348.03	242.96	235.91	110.88	91.37
02	869.92	170.78	86.26	69.90	130.68	72.88	229.22	148.86	306.77	6,391.87	1,468.02	396.33	280.38	268.20	705.09	631.67	396.08	344.68	239.80	249.21	107.73	68.22
03	959.99	191.67	95.65	67.87	138.37	73.55	257.16	166.87	345.76	8,611.66	1,550.93	410.11	246.22	263.50	720.86	682.01	367.18	323.05	221.05	248.29	106.64	83.40
04	880.33	178.42	68.25	64.42	128.66	69.26	237.96	165.06	321.23	8,588.74	1,611.35	403.87	267.27	257.73	713.61	849.26	348.76	335.40	232.76	222.27	118.11	94.58
05	922.11	184.22	91.78	66.33	132.77	70.66	247.20	160.68	333.12	9,257.24	1,624.01	426.24	263.80	261.34	746.60	888.84	338.19	335.39	232.97	220.15	95.06	80.40
06	842.33	169.04	65.61	68.45	132.90	75.88	232.24	152.60	312.04	8,646.98	1,504.07	398.40	264.50	287.21	758.66	862.46	324.14	302.75	208.48	206.02	87.75	70.47
07	895.76	179.21	90.05	69.01	133.25	72.97	241.91	157.70	326.30	8,687.65	1,684.56	420.65	266.86	268.24	746.93	684.12	318.23	313.37	217.36	208.65	101.28	82.06
08	788.66	168.02	79.05	67.26	116.07	61.79	213.16	138.66	287.30	8,259.66	1,451.17	383.10	231.23	237.61	673.07	616.33	323.00	312.89	216.62	201.71	93.44	75.56
09	863.65	170.66	65.31	61.92	124.27	69.68	229.68	149.36	309.18	9,136.01	1,610.59	424.70	254.19	262.11	748.60	690.58	298.78	348.11	241.18	187.53	106.97	56.08
10	856.38	171.69	86.72	66.39	129.53	71.82	232.96	162.21	314.52	11,151.25	1,970.65	519.53	311.58	321.58	919.86	848.54	325.77	399.08	263.62	215.48	110.04	86.68
11	1,112.09	221.48	110.76	62.14	162.18	87.63	298.62	192.80	398.87	12,145.46	2,131.39	660.13	336.09	346.82	883.20	907.03	462.31	439.76	305.52	280.86	131.46	109.55
AHCA Contract No. FA523, Attachment VIII-A, Page 2 of 3

     TABLE 7

General + Dental + Transportation Rates:
																	Effect from July 1, 06 - Dec. 31, 05			Effect from Jan. 1, 06 - June 30, 06
	TANF											SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-64)		AGE (65+)	THMO+2MO	3MO-11MO	AGE (1-5)	AGE(6-13)	AGE (14-20)	AGE(21-54)	AGE (66+)		AGE (65-)	AGE(66+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	869.90	170.77	86.68	68.47	123.96	64.67	227.19	146.65	303.27	8,391.86	1,468.03	363.21	198.76	218.41	663.06	610.23	374.15	332.40	226.73	228.28	95.25	75.15
02	869.90	170.77	86.68	56.47	123.65	64.67	227.19	146.65	303.27	8,391.66	1,468.03	363.21	198.76	218.41	653.06	610.23	374.15	332.40	226.73	228.28	96.25	75.16
03	969.88	191.67	97.80	66.99	139.86	73.71	259.13	168.27	346.41	8,811.87	1,650.95	406.61	213.66	234.73	698.86	663.92	359.95	317.66	214.33	241.06	101.26	79.68
04	880.32	176.42	89.37	60.59	127.26	86.93	239.68	156.20	321.63	8,588.73	1,511.36	396.41	206.42	227.16	682.26	636.76	341.38	320.25	216.17	214.90	102.96	77.99
05	922.11	184.23	94.57	66.74	136.67	71.91	266.05	167.77	338.00	9,267.23	1,824.04	424.57	225.76	246.02	729.85	683.26	338.22	331.84	226.56	220.18	94.61	72.99
06	842.31	169.03	88.65	59.94	124.05	66.87	233.16	152.46	311.13	8,546.96	1,504.08	393.27	208.60	226.20	860.79	637.03	325.49	303.34	206.05	207.37	86.34	68.04
07	896.76	179.21	91.02	62.11	129.78	68.41	246.43	160.22	327.54	8,987.84	1,684.58	414.47	219.94	240.47	718.01	672.96	315.53	304.86	206.91	205.96	92.86	71.63
08	788.84	158.02	80.77	56.58	115.55	61.18	217.80	142.10	289.49	8,259.67	1,451.18	379.25	189.01	218.79	664.78	611.86	318.86	308.06	209.36	197.66	88.60	68.29
09	663.65	170.66	67.75	61.02	125.93	66.90	231.93	160.98	309.96	9,136.00	1,610.60	421.31	223.21	244.21	729.05	683.16	294.37	339.14	230.67	185.12	98.00	75.47
10	656.36	171.68	87.94	60.90	126.92	66.93	233.48	152.21	313.80	11,161.24	1,970.67	515.75	273.87	299.62	896.47	839.11	323.92	388.20	248.90	213.63	107.16	81.94
11	1,112.09	221.49	112.91	77.26	161.07	84.83	297.35	193.00	398.36	12,145.44	2,131.41	555.46	283.43	321.17	955.35	898.16	456.78	436.97	300.87	276.35	128.67	104.80
     TABLE 8

General + Mental Health + Transportation + Dental Rates:
																	Effect from July 1, 05 - Dec. 31, 06			Effect from Jan. 1, 06 - June 30, 06
	TANF											SSI-NO-MEDICARE					SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE(66+)	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (56+)		AGE (66-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	859.91	170.78	86.17	70.26	136.16	77.17	231.34	160.80	306.99	8,391.88	1,468.06	394.29	269.34	291.61	748.19	643.21	381.88	348.99	243.32	236.01	111.64	91.74
02	859.92	170.79	68.95	75.27	136.42	77.44	230.24	149.70	306.39	8,391.87	1,468.04	398.82	284.33	271.77	709.38	832.54	396.18	345.84	240.17	249.31	108.69	86.69
03	969.99	191.68	98.85	74.45	146.53	79.38	260.48	169.62	347.79	8,811.88	1,550.86	413.65	251.69	258.46	723.66	663.83	360.64	325.20	221.87	249.66	108.79	84.22
04	880.33	176.43	90.56	69.04	133.68	73.36	241.21	157.73	323.20	8,588.74	1,611.37	406.42	261.31	261.38	716.49	651.07	349.97	337.72	233.64	223.48	120.43	96.46
05	922.12	164.24	95.59	72.93	141.04	77.38	257.36	169.08	339.34	9,267.24	1,624.06	431.09	261.49	268.30	752.11	692,56	343.09	341.64	235.36	225.05	104.31	82.79
06	842.33	169.05	88.63	74.64	139.86	81.47	238.34	157.64	316.77	6,546.98	1,504.10	402.95	270.13	292.30	763.67	666.63	326.73	307.64	210.35	208.61	92.64	72.34
07	695.76	179.22	92.76	74.42	139.13	77.76	247.66	162.45	328.82	6.887.86	1,684.58	424.00	272.17	273.04	750.55	656.56	319.41	316.66	218.62	209.63	104.57	83.34
08	788.65	158.03	81.78	82.73	121.00	66.63	218.90	143.40	290.82	8,259.68	1,451.19	386.96	236.76	241.72	677.68	621.46	326.46	316.82	218.13	204.17	97.37	77.06
09	853.56	170.67	88.88	69.04	132.02	72.99	233.38	162.43	311.46	9,136.01	1,610.61	427.88	259.24	266.68	751.60	692.54	298.06	360.76	242.19	168.80	108.62	87.09
10	866.36	171.70	89.90	74.76	136.44	77.45	236.99	154.72	316.37	11,151.25	1,970.68	523.77	317.64	327.24	922.88	860.57	327.23	372.07	254.77	218.94	113.03	87.81
11	1,112.10	221.50	114.71	90.02	170.76	94.52	299.67	195.32	400.73	12,145.45	2,131.42	564.51	343.03	352.10	986.25	909.09	463.76	442.77	308.67	282.32	134.47	110.70
AHCA Contract No. FA523, Attachment VIII-A, Page 3 of 3